UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2015

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-4700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2015, Southwestern Energy Company (the “Company”) reported the following operational results for the quarter ended December 31, 2014.

For the three months ended December 31, 2014:

•	Estimated operating income between $275 million and $295 million for the three months ended December 31, 2014, compared to $317 million for the comparable period in 2013.

•	Estimated total production between 196 and 200 Bcfe for the three months ended December 31, 2014, compared to 176 Bcfe for the comparable period in 2013.

The Company’s consolidated financial statements for our three months and year ended December 31, 2014 are not yet available. Accordingly, the financial and operational results presented above are preliminary and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly and annual review of our consolidated financial statements. As a result, these preliminary results may differ from the actual results that will be reflected in the Company’s consolidated financial statements for the quarter when they are completed and publicly disclosed. These preliminary results may change and those changes may be material.

These expectations with respect to the Company’s unaudited results for the quarter ended December 31, 2014 are based upon management estimates and are the responsibility of management. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results and, accordingly, does not express an opinion or any other form of assurance about them.

The acquisition of certain oil and gas assets from a subsidiary of Chesapeake Energy Corporation closed December 22, 2014 so the estimates above include only one week of ownership of those assets. The estimates above represent the most current information available to management. A range for the preliminary results described above is provided because the Company’s financial closing procedures for the month, quarter and year ended December 31, 2014 are not yet complete due to the finalization of the Company’s monthly, quarterly and annual procedures.

SECTION 8 – Other Events

Item 8.01 Other Events.

The Company has received a reserve report prepared by Netherland, Sewell & Associates, Inc., the Company’s independent reserve engineers, with respect to the proved reserves and future revenue for the Company’s interest in certain oil and gas assets acquired from a subsidiary of Chesapeake Energy Corporation as of June 30, 2014, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Netherland, Sewell & Associates, Inc.

99.1	Report of Netherland, Sewell & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: January 12, 2015	By:	/s/ Craig Owen
		Name:	R. Craig Owen
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Netherland, Sewell & Associates, Inc.

99.1	Report of Netherland, Sewell & Associates, Inc.